SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of August 18, 2005, by and among: LABARGE, INC., a Delaware corporation (the "Company") and LABARGE ELECTRONICS, INC., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"); U.S. BANK NATIONAL ASSOCIATION and NATIONAL CITY BANK OF PENNSYLVANIA (individually, a "Lender" and collectively, the "Lenders"); and U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent").

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of February 17, 2004, as amended by the First Amendment to Loan Agreement dated as of April 16, 2004 (as amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

WHEREAS, the Borrowers desire to further amend the Loan Agreement in the manner hereinafter set forth and the Lenders and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

1. The Loan Agreement is amended as follows:

(a) The following definition of "Citibank Supplier Agreement" is added to Section 1.01 of the Loan Agreement in the appropriate alphabetical order:

"Citibank Supplier Agreement shall mean the Supplier Agreement dated June 9, 2005, executed by the Company and Citibank, N.A., under which Citibank, N.A. agrees to purchase certain Accounts of the Company of which Sikorsky Aircraft Corporation is the Account Debtor."

(b)     In the definition of "Permitted Liens" in Section 1.01 of the Loan Agreement: the word "and" is deleted from the end of sub-section (h); the period at the end of sub-section (i) is deleted and replaced with "; and"; and the following new sub-section (j) is added:

"(j) Liens in favor of Citibank, N.A. on the Accounts of the Company of which Sikorsky Aircraft Corporation is the Account Debtor, but only to the extent described in the Citibank Supplier Agreement."

(c) Section 5.02(c)(ii) of the Loan Agreement is deleted and replaced with the following:

(ii)The Company will not, and will not cause or permit any Subsidiary to, (A) sell, assign, lease, transfer, abandon or otherwise dispose of any of its Property (including, without limitation, any shares of capital stock, membership interests or other equity interests of a Subsidiary owned by the Company or another Subsidiary) or (B) issue, sell or otherwise dispose of any shares of capital stock, membership interests or other equity interests of any Subsidiary, except for (1) sales of Inventory in the ordinary course of business (which does not include a transfer of Inventory in partial or total satisfaction of any Indebtedness), (2) sales of fixed assets (other than real estate) which are obsolete, worn-out or otherwise not used or useable in the ordinary course of its business, so long as the net proceeds thereof are used within ninety (90) days after the date of the sale solely to purchase replacement fixed assets or assets of comparable quality or to pay or prepay (x) in the case of asset sales by the Company, Debt secured by any Permitted Lien encumbering the assets being sold or the Borrower's Obligations owed by the Company, (y) in the case of asset sales by LaBarge Electronics, Debt secured by any Permitted Lien encumbering the assets being sold or the Borrower's Obligations owed by LaBarge Electronics and (z) in the case of asset sales by any Subsidiary other than LaBarge Electronics, Debt of such Subsidiary, (3) other sales of fixed assets (other than real estate) so long as the gross sale proceeds from all such asset sales by the Company and all of its Subsidiaries on a combined basis does not exceed $250,000.00 in the aggregate in any fiscal year of the Company, and (4) sales of Accounts due the Company from Sikorsky Aircraft Corporation as described in the Citibank Supplier Agreement, provided, that Borrower provides Agent with prior written notice before any sale of such Accounts is consummated, and, provided further, that, the gross sales proceeds from all such Account sales shall be delivered by Citibank directly to Agent for deposit in the deposit account(s) of the Company designated by the Agent."

(d) Section 8.13 of the Loan Agreement is deleted and replaced with the following:

 "8.13 NO ORAL AGREEMENTS; ENTIRE AGREEMENT. This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, "creditor" means the Agent and the Lenders and "this writing" means this Agreement, the other Transaction Documents and all the other documents or writings referenced herein or relating hereto. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof."

2.The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by each Borrower and the termination of the Loan Agreement.

3.     All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

4.     This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that neither Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

5. Each Borrower hereby represents and warrants to the Agent and each Lender that:

(a)   the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)    the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

(c) this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms;

(d) all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

6. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

7. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

8.     This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, "creditor" means the Agent and the Lenders and "this writing" means this Amendment and all the other documents or writings referenced herein or relating hereto. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

9.     This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

(a) this Amendment, duly executed by each Borrower and each Lender;

(b)    a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment executed by the Company, certified by the Secretary of the Company;

(c)    a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment executed by LaBarge Electronics, certified by the Secretary of LaBarge Electronics;

(d)    a Consent of Guarantors (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of LaBarge Electronics, LaBarge-OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS;

(e)    a Consent of Guarantors (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge-OCS, LaBarge Properties, LaBarge/STC and Pinnacle POS; and

(f) such other documents and information as requested by the Agent and the Lenders.

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGES)

SIGNATURE PAGE- BORROWERS

SECOND AMENDMENT TO LOAN AGREEMENT

LABARGE, INC.

By /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge

Title: CEO & President

LABARGE ELECTRONICS, INC.

By /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge

Title: President

SIGNATURE PAGE- LENDERS AND AGENT

SECOND AMENDMENT TO LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By /S/THOMAS S. SHERMAN

Name: Thomas S. Sherman

Title: Vice President

NATIONAL CITY BANK OF PENNSYLVANIA

By /S/CHARLES BUGAJSKI

Name: Charles Bugajski

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent

By /s/THOMAS S. SHERMAN

Name: Thomas S. Sherman

Title: Vice President

CONSENT OF GUARANTORS

      Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Second Amendment to Loan Agreement dated as of August 18, 2005, by and among (a) LaBarge, Inc., a Delaware corporation (the "Company") and LaBarge Electronics, Inc., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"), (b) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a "Lender" and collectively, the "Lenders") and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent") (the "Second Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution and delivery of the Second Amendment to Loan Agreement by the Borrowers to the Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as previously amended, as amended by the Second Amendment to Loan Agreement, and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

      Executed as of the August 18, 2005.

LABARGE ELECTRONICS, INC., Guarantor LABARGE/STC, INC., Guarantor

By: /S/CRAIG E. LaBARGE                                     By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge                                           Name: Craig E. LaBarge

Title: President                                                          Title: President

LABARGE-OCS, INC., Guarantor LABARGE PROPERTIES, INC., Guarantor

By: /S/CRAIG E. LaBARGE                            By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge                                    Name: Craig E. LaBarge

Title: President                                                   Title: President

PINNACLE POS, LLC, Guarantor

By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge

Title: President

CONSENT OF GUARANTORS

     Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Second Amendment to Loan Agreement dated as of August 18, 2005, by and among (a) LaBarge, Inc., a Delaware corporation (the "Company") and LaBarge Electronics, Inc., a Missouri corporation ("LaBarge Electronics") (individually, a "Borrower" and collectively, the "Borrowers"), (b) U.S. Bank National Association and National City Bank of Pennsylvania (individually, a "Lender" and collectively, the "Lenders") and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent") (the "Second Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution and delivery of the Second Amendment to Loan Agreement by the Borrowers to the Agent and the Lenders will not adversely affect or impair any of its obligations to the Agent and/or any Lender under that certain Guaranty dated as of February 17, 2004, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "Term Loan Guaranty"), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of February 17, 2004, by and among the Borrowers, the Lenders and the Agent, as previously amended, as amended by the Second Amendment to Loan Agreement, and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics is guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Term Loan Guaranty and (c) the Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

     Executed as of the August 18, 2005.

LABARGE ELECTRONICS, INC., Guarantor LABARGE/STC, INC., Guarantor

By: /S/CRAIG E. LaBARGE                                      By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge                                             Name: Craig E. LaBarge

Title: President                                                            Title: President

LABARGE-OCS, INC., Guarantor LABARGE PROPERTIES, INC., Guarantor

By: /S/CRAIG E. LaBARGE                                 By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge                                         Name: Craig E. LaBarge

Title: President                                                        Title: President

PINNACLE POS, LLC, Guarantor

By: /S/CRAIG E. LaBARGE

Name: Craig E. LaBarge

Title: President

CERTIFIED BOARD OF DIRECTOR RESOLUTIONS

The undersigned, Secretary of LABARGE ELECTRONICS, INC., a Missouri corporation (the "Company"), hereby certifies to U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Agent ("Agent"), and to the Lenders, as defined in the Loan Agreement dated as of February 17, 2004, executed by the Company, Agent and the Lenders, as amended, (the "Agreement"), that the following is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of the Company as of August 27, 2005, in accordance with the laws of the State of Missouri and the Certificate of Incorporation and By-Laws of the Company, and that said resolutions have not been amended, modified, rescinded or revoked in any manner whatsoever and are on the date hereof still in full force and effect:

RESOLVED, that any one (1) of the following officers of the Company, to-wit: President, any Vice President, Treasurer, Secretary, and each of them acting alone, are hereby authorized and empowered for and in behalf and in the name of the Company:

(a)    to borrow money and obtain letters of credit and other financial accommodations in any form from Agent and Lenders in such amounts, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to Agent and Lenders such notes, credit agreements, loan agreements, drafts, acceptances, applications and agreements for letters of credit and such other agreements, documents, instruments and certificates as Agent may from time to time require in connection therewith, including but not limited to the Agreement;

(b)   to guarantee to Agent and Lenders the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Agent and Lenders, whether now existing or hereafter incurred or arising, upon such terms and conditions as Agent and Lenders may require, and to negotiate, enter into, execute, perform and deliver to Agent and Lenders such guaranties and such other agreements, documents, instruments and certificates as Agent and Lenders may from time to time require in connection therewith;

(c)   to pledge with, or assign, endorse, negotiate and guarantee to, Agent and Lenders, or to grant to Agent and Lenders security interests in and/or lien, mortgage, deed of trust or other encumbrance upon, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by Agent and Lenders, including, without limitation, present and future accounts, accounts receivable, contract rights, chattel paper, general intangibles, deposit accounts, certificates of deposit, documents, instruments, notes, bills of lading, warehouse receipts, insurance policies, securities, security entitlements, securities accounts, investment property, financial assets, inventory, machinery, equipment, furniture, furnishings, fixtures and real estate, as security for any and all present and future indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Agent and Lenders, and to negotiate, enter into, execute, perform and deliver to Agent and Lenders such security agreements, pledge agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as Agent and Lenders may from time to time require in connection therewith;

(d)   to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Agent and Lenders, whether now existing or hereafter incurred or arising, upon such terms and conditions as Agent may require, and to negotiate, enter into, execute, perform and deliver to Agent and Lenders such subordination agreements and such other agreements, documents, instruments and certificates as Agent and Lenders may from time to time require in connection therewith;

(e)   to withdraw from Agent and Lenders and give receipts therefor, and to authorize and request Agent and Lenders to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to Agent and Lenders or upon which Agent and Lenders has a security interest, lien, mortgage, deed of trust or other encumbrance;

(f)   from time to time to amend, modify, restructure, restate, supplement, extend, renew or terminate any arrangements or agreements with Agent and Lenders upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to Agent and Lenders such agreements, documents, instruments and certificates as Agent and Lenders may from time to time require in connection therewith; and

(g)   to take any and all other actions and execute, perform and deliver to Agent and Lenders any and all other agreements, documents, instruments and certificates as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions. The execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be conclusive evidence and full proof of the approval thereof and of all of the terms, provisions and conditions contained therein. Any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

 FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to Agent and Lenders the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and Agent and Lenders are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions.

FURTHER RESOLVED, that Agent and Lenders shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by Agent and Lenders in acting pursuant to these resolutions, and until Agent and Lenders have actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions Agent and Lenders are authorized to act in pursuance hereof.

The undersigned further certifies that the present officers of said Company, the offices respectively held by them and the specimen signatures of each such officer are as follows:

Name Title Signature

Craig E. LaBarge President /s/Craig E. LaBarge

IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company on August 18, 2005.

/s/ Donald H. Nonnenkamp, Secretary